SUPPLEMENT DATED FEBRUARY 6, 2026
TO

PROSPECTUS DATED APRIL 30, 2010
FOR KEYPORT CHARTER

PROSPECTUSES DATED APRIL 30, 2004
KEYPORT ADVISOR VISTA AND KEYPORT VISTA

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA, KEYPORT ADVISOR CHARTER AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective on or about May 1, 2026, the name of the following investment options will be changed:

Current Name	New Name

Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Cornerstone Growth Fund

Columbia Variable Portfolio - Small Cap Value Fund	Columbia Variable Portfolio - Small Cap Value Discovery Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE